Exhibit 99.2
                                 MARM04-7 -- 3A1

UBS PAINEWEBBER
Balance   $35,000,000.00    Delay           24            WAC(3)   4.6315      WAM(3)    360
Coupon    4.2745            Dated           07/01/2004    NET(3)   4.274542    WALA(3)   0
Settle    07/30/2004        First Payment   08/25/2004


------------------------------------------------------------------------------------------------
      Price                    1                 2                  3              Pricing
------------------------------------------------------------------------------------------------
                                   Yield              Yield             Yield              Yield
------------------------------------------------------------------------------------------------
                98-29             4.5483             4.5811            4.6025             4.6177
                98-30             4.5390             4.5706            4.5911             4.6057
                98-31             4.5297             4.5600            4.5797             4.5937
                99-00             4.5204             4.5494            4.5684             4.5817
                99-01             4.5111             4.5389            4.5570             4.5698
                99-02             4.5018             4.5283            4.5456             4.5578
                99-03             4.4926             4.5178            4.5342             4.5459
                99-04             4.4833             4.5072            4.5229             4.5339
                99-05             4.4740             4.4967            4.5115             4.5220

Spread @ Center Price                 79                 98               108                116
                  WAL               3.81               3.33               3.08              2.93
             Mod Durn              3.385              2.980             2.764              2.629
     Principal Window      Aug04 - Jul09      Aug04 - Jul09     Aug04 - Jul09      Aug04 - Jul09

------------------------------------------------------------------------------------------------
            LIBOR_1MO            1.36313            1.36313           1.36313            1.36313
            LIBOR_6MO            1.84125            1.84125           1.84125            1.84125
            LIBOR_1YR               2.26               2.26              2.26               2.26
              CMT_1YR               2.02               2.02              2.02               2.02
------------------------------------------------------------------------------------------------
               Prepay             10 CPB             15 CPB           18 CPB              20 CPB
------------------------------------------------------------------------------------------------
  Optional Redemption   Call (Y,Y,Y,Y,Y)   Call (Y,Y,Y,Y,Y)    Call (Y,Y,Y,Y,Y) Call (Y,Y,Y,Y,Y)
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
      Price                     5                 6                  7                  8
-------------------------------------------------------------------------------------------------
                                    Yield              Yield             Yield              Yield
-------------------------------------------------------------------------------------------------
                98-29              4.6591             4.7061            4.8207             4.9826
                98-30              4.6455             4.6907            4.8008             4.9565
                98-31              4.6319             4.6753            4.7810             4.9303
                99-00              4.6183             4.6599            4.7611             4.9042
                99-01              4.6047             4.6445            4.7413             4.8781
                99-02              4.5912             4.6291            4.7215             4.8520
                99-03              4.5776             4.6138            4.7017             4.8259
                99-04              4.5641             4.5984            4.6819             4.7999
                99-05              4.5506             4.5831            4.6622             4.7739

Spread @ Center Price                 137                157               198                241
                  WAL                2.57               2.26              1.73               1.30
             Mod Durn               2.319              2.044             1.587              1.205
     Principal Window       Aug04 - Jul09      Aug04 - Jul09     Aug04 - Jun09      Aug04 - Jun08

-------------------------------------------------------------------------------------------------
            LIBOR_1MO             1.36313            1.36313           1.36313            1.36313
            LIBOR_6MO             1.84125            1.84125           1.84125            1.84125
            LIBOR_1YR                2.26               2.26              2.26               2.26
              CMT_1YR                2.02               2.02              2.02               2.02
-------------------------------------------------------------------------------------------------
               Prepay              25 CPB             30 CPB            40 CPB             50 CPB
-------------------------------------------------------------------------------------------------
  Optional Redemption    Call (Y,Y,Y,Y,Y)   Call (Y,Y,Y,Y,Y)  Call (Y,Y,Y,Y,Y)   Call (Y,Y,Y,Y,Y)
-------------------------------------------------------------------------------------------------


          Yield Curve   Mat      1MO   3MO      6MO   1YR      2YR      3YR     5YR     10YR     30YR
                        Yld  1.36313  1.59  1.84125  2.26  2.94263  3.44625  4.1315  4.96642  5.59275
-----------------------------------------------------------------------------------------------------



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or